When recorded, mail to:

Barbara J. Goodman, Esq.
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036

DOCUMENTARY STAMP TAXES AND INTANGIBLE TAXES ARE BEING CALCULATED PURSUANT TO RULE 12(B)-4.053(32) OF THE FLORIDA ADMINISTRATIVE CODE AND SECTION 199.133 OF THE FLORIDA STATUTES. THE TAX BASE IS DETERMINED BY THE MAXIMUM PRINCIPAL INDEBTEDNESS SECURED HEREBY IN THE AMOUNT OF $8,800,000 AS PROVIDED HEREIN.

-------------------------------------------------------------------------------

                                                      This document is intended
                                                              to be recorded in
                                                        Volusia County, Florida

                                   MORTGAGE

     This Mortgage (as amended, modified or supplemented from time to time, this "Security Instrument") is granted as of July 8, 1998, by Daytona Beach Regency, Ltd., a Florida limited partnership, as mortgagor (hereinafter, together with its successors and assigns, called the "Mortgagor"), whose address is 1150 First Avenue, Suite 900, King of Prussia, PA 19406 to United States Trust Company of New York, a New York banking corporation, acting as mortgagee (herein together with its successors and assigns in such capacity, the "Mortgagee" for the Holders (as defined below) pursuant to the Trust Indenture (as defined below), whose address is 114 West 47th Street, New York, New York 10036-1532.

                            PRELIMINARY STATEMENTS

      (1) This Security Instrument is made pursuant to the Trust Indenture, dated as of the date hereof (herein, as amended or otherwise modified from time to time, the "Trust Indenture"), among Epic Resorts, Inc., a Delaware corporation (herein, together with its successors and assigns, the "Company"), Mortgagor and the other Subsidiary Guarantors as identified therein, and the Mortgagee acting as trustee for the Holders (defined below), providing, among other things for a loan to the Company of $130,000,000, with such loan being evidenced by the Company's 13% Senior Secured Notes due 2005 in the aggregate principal amount of $130,000,000 (the "Notes", such term to include all notes and other securities issued in substitution or exchange therefor or in replacement thereof).

     (2) Mortgagor has guaranteed to the holders of the Notes (the "Holders") the payment when due of the Notes pursuant to a guaranty (the "Subsidiary Guaranty").

     (3) It is a condition precedent to the making of the loan to the Company that the Mortgagor shall have executed and delivered to or for the benefit of the Mortgagee this Security Instrument.

     (4) The Mortgagor desires to execute this Security Instrument to satisfy the conditions described in the preceding paragraph and to secure the performance of its covenants and agreements contained in the Trust Indenture, herein and in any agreement or instrument made by it with respect to any indebtedness or obligations secured hereby and to secure the payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), but not necessarily in the order set forth, of the following indebtedness, liabilities and obligations, now existing or hereafter arising, ratably (including any modifications or replacements thereof):

          (a) the aggregate principal amount of $130,000,000, with interest thereon, as evidenced by the Notes, maturing on or prior to June 15, 2005;

          (b) all sums advanced by or on behalf of the Mortgagee pursuant to any term or provision of this Security Instrument or any other agreement or instrument relating to or securing any of the foregoing;

          (c) all advances or disbursements of the Mortgagee with respect to the Property (defined below) for the payment of taxes, levies, assessments, insurance, insurance premiums or costs incurred in the protection of taxes, levies, assessments, insurance, insurance premiums or costs incurred in the protection of the Property; and

          (d) all other liabilities, obligations and indebtedness of the Mortgagor incurred under, arising out of or in connection with the Subsidiary Guaranty, the Trust Indenture and this Security Interest.

(all of such indebtedness, liabilities and obligations being collectively referred to hereinafter as the "Indebtedness").

     (5) This Security Instrument creates a lien on the fee simple interest of the Mortgagor in the Property and shall automatically become a lien on any and all time share interests in the Property, upon the creation of such time share interests in the Property.

     (6) The creation of time share interests in the Property shall be permitted only upon satisfaction of the following conditions:

     (i) No Event of Default (as hereinafter defined) shall have occurred or be continuing under this Security Instrument;

     (ii) Mortgagor shall have received and approved all documents necessary for the creation of the time share interests, including, without limitation, the declaration of the time share regime;

     (iii) Mortgagor shall have received all approvals and consents, and made all filings, required in conjunction with the establishment of the time shares; and

     (iv) Reinman, Matheson, Postro & Vaughn shall have agreed to endorse the Lender's title insurance policy insuring this Security Instrument, to provide affirmative insurance to the effect that the Property consists of time share interests validly created and that the lien of this Security Instrument shall constitute a valid first lien upon the time share interests.

     (7) Provided that no Event of Default has then occurred and is continuing under this Security Instrument, the Mortgagee shall, at the expenses of Mortgagor, promptly release the lien hereof on each time share interest following a sale of such time share interest to a person unaffiliated with Mortgagor, and the Mortgagee shall not have a lien on the proceeds of any such sale.

                                 GRANTING CLAUSES

     NOW, THEREFORE, in consideration of the sum of $1.00, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, received to the Mortgagor's full satisfaction, and in consideration of the loan made or to be made hereafter to or for the benefit of the Company, the Mortgagor does give, grant, bargain, sell, warrant, alien, demise, release, convey, assign, transfer, mortgage, hypothecate, deposit, pledge, set over and grant a security interest in and confirms to Trustee, in trust with power of sale, for the benefit and security of the Mortgagee and its successors and assigns, the real property situated in the State of Nevada, described in Exhibit A attached hereto and made a part hereof by reference;

     (1) TOGETHER WITH all time share interests now and/or hereafter created at the real property described in Exhibit A attached hereto; and

     (2) TOGETHER WITH all rights and easements now and/or hereafter created which are appurtenant to the real property described in Exhibit A, including but not limited to those rights and easements more fully identified thereon, if any; and

     (3) TOGETHER WITH all and singular right, title and interest, including any after-acquired title or reversion, in and to all other ways, easements, streets, alleys, passages, water, water courses, riparian rights, rights, liberties and privileges thereof, if any, and in any way appertaining thereto; and

     (4) TOGETHER WITH all rents, royalties, revenues, incomes, issues and profits accruing and to accrue therefrom; and

     (5) TOGETHER WITH all buildings and improvements of every kind and description now or hereafter erected or placed thereon and all materials intended for construction, reconstruction, alteration and repairs of such improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the property subject to this Security Instrument immediately upon the delivery thereof to the Property; all fixtures and articles of personal property now or hereafter owned by the Mortgagor and attached to, or located on, and used in the operation or management of the Property; and all renewals or replacements thereof, proceeds therefrom, or articles in substitution therefor, whether or not the same are or shall be attached to such building or buildings in any manner; it being mutually agreed that all the aforesaid property owned by the Mortgagor and placed by it on the Property shall, so far as permitted by law, be deemed to be fixtures and a part of the realty and security for the Indebtedness secured by this Security Instrument; and

     (6) TOGETHER WITH all leases, written or oral, and all agreements for use or occupancy of all or any portion of the Property, together with any and all extensions and renewals thereof and any and all further leases, subleases, lettings or agreements (including subleases thereof and tenancies following attornment) upon or covering use or occupancy of all or any part of the Property (all such leases, agreements, subleases and tenancies sometimes collectively referred to herein as the "Leases" and sometimes individually as a "Lease"); and

     (7) TOGETHER WITH all of the rents, income, receipts, revenues, issues and profits now due or which may become due or to which Mortgagor may now or hereafter (including during the period of redemption, if any, following foreclosure of this Security Instrument become entitled or may demand or claim arising or issuing from or out of the Leases or from or out of the Property or any part thereof, and

     (8) TOGETHER WITH all deposits made with or other security given to utility companies by Mortgagor with respect to the Property, and all proceeds of all insurance now or hereafter carried by, or payable to, Mortgagor with respect to the Property, or otherwise now or hereafter payable with respect to any loss or damage of the Property, and all claims or demands with respect thereto; and

     (9) TOGETHER WITH all right, title and interest of the Mortgagor in and to any operating, use, or management agreement pertaining to the Property and all cash payments to be made to or for the account of Mortgagor pursuant thereto and any other proceeds thereof, and

     (10) TOGETHER WITH all right, title and interest of the Mortgagor in and to any leases for equipment now or hereafter located at or used in connection with the Property, including without limitation all leases for office equipment, maintenance and operating equipment, recreational equipment and fixtures, telephone equipment, furniture and furnishings; and

     (11) TOGETHER WITH all permits, licenses and franchises, and all contract rights and other intangibles now or hereafter owned by the Mortgagor and relating to the ownership, construction, use, operation, occupancy or development of the Property, including, without limitation, any plans, specifications and drawings pertaining to the development thereof, and contracts with architects and contractors; and

     (12) TOGETHER WITH all awards and other compensation heretofore or hereafter to be made to the present and all subsequent owners of the property subject to this Security Instrument for any taking by eminent domain, either permanent or temporary, of all or any part of the Property or any easement or appurtenance thereof, including severance and consequential damage and change in grade of streets, which such awards and compensation are hereby assigned to the Mortgagee; the Mortgagor hereby appoints the Mortgagee its Attorney-in-Fact, with an interest, and authorizes, directs and empowers such Attorney, at the option of such Attorney, on behalf of the Mortgagor and its successors or assigns to collect and receive the proceeds thereof, to give proper receipts and acquittances therefor (but not to adjust or compromise the claim) and, after deducting reasonable expenses of collection, to apply the net proceeds without penalty or premium as a credit upon any portion, as selected by the Mortgagee, of the Indebtedness secured hereby, notwithstanding the fact that the amount owing hereon may not then be due and payable or that such Indebtedness is otherwise adequately secured.

     All of the property conveyed or intended to be conveyed to Trustee in the granting clauses (1) through (12) above, is described in this Security Instrument as the "Property."

     TO HAVE AND TO HOLD the Property with the appurtenances thereunto belonging unto the Trustee and its successors and assigns, in fee simple, forever, for the benefit of the Mortgagee for the purposes and uses herein set forth, until such time as all of the Indebtedness and obligations secured hereby shall have been paid in full.

     The Mortgagor covenants with the Trustee, its successors and assigns, that at and until the ensealing of these presents: (i) the Mortgagor is well seized of and has a good and indefeasible estate in fee simple in the Property, and has good right to bargain, sell and convey, and create a security interest in, the Property in manner and form as above written; (ii) the Mortgagor will warrant and defend the Property with the appurtenances thereunto belonging to the Trustee, its successors and assigns, forever against all lawful claims, and demands whatsoever subject only to such exceptions to title permitted by the terms of the Trust Indenture; (iii) the Property and the intended use thereof by the Mortgagor comply to the best of the Mortgagor's knowledge with all applicable restrictive covenants, zoning ordinances and building codes and flood disaster laws, and, to the extent that noncompliance therewith would materially adversely affect the value or marketability of the Property, all applicable occupational, health and environmental and other applicable laws, rules and regulations of any other governmental authority whatsoever; and (iv) the Mortgagor will execute, acknowledge and deliver all necessary assurances to the Trustee of the title to the Property as provided above.

     This Security Instrument is granted as security for the payment of the Indebtedness. In accordance with the provisions of the Notes, the whole of the principal sum thereof then unpaid may be declared and become due and payable upon demand or upon the occurrence of an Event of Default hereunder or under the Trust Indenture or the Notes. This Security Instrument is given for the purpose of creating a lien on the Property and expressly is to secure the Indebtedness.

     UPON THE TERMS AND SUBJECT TO THE CONDITIONS that are hereinafter set forth; PROVIDED, HOWEVER, notwithstanding any provision set forth in this

Mortgage to the contrary, the total amount of any recovery pursuant to this Mortgage shall not exceed $8,800,000;

     and further provided, that if the Company pays or causes to be paid to the Holders all sums secured hereby in the manner provided in the Notes and the Trust Indenture, and the Mortgagor fully pays and performs its obligations under the Subsidiary Guaranty, the Trust Indenture, and in this Security Instrument and does keep and perform every obligation, term, covenant, condition and warranty contained in the Subsidiary Guaranty, the Trust Indenture and in this Security Instrument, then and in such case the estate, right, title and interest of Trustee in and to the Property shall cease, and upon proof being given to the satisfaction of the Mortgagee that the Indebtedness has been paid or satisfied in accordance with its terms, and upon payment of all fees, costs, charges and liabilities chargeable to or incurred by Trustee or otherwise provided for in this Security Instrument, then this and the estate hereby granted and conveyed shall be released at the sole expense of Mortgagor.

     The Mortgagor, intending to bind its successors and assigns, hereby covenants and agrees as follows:

     1. The Mortgagor will duly keep and perform all covenants, agreements, conditions and stipulations binding on the Mortgagor under the Subsidiary Guaranty or the Trust Indenture. The Mortgagor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Indebtedness and this Security Instrument and any requirement that the Mortgagee or other holder of the Indebtedness secured hereby protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any other person, or any collateral, or pursue any other remedy in the power of the Mortgagee or other holder of any of the Indebtedness secured thereby.

     2. To facilitate payment and performance of the Indebtedness, the Mortgagor hereby absolutely transfers and assigns to Mortgagee all right, title and interest of the Mortgagor in and to the Leases.

     3. (a) No later than ten days prior to the date when any installment of taxes and assessments is due, without penalty, interest or delinquency, the Mortgagor shall deliver to the Mortgagee evidence of the due and punctual payment of such taxes, assessments, reassessments and other governmental charges. The Mortgagor will also pay all taxes and assessments or charges which may be levied on the Indebtedness secured hereby or the interest therein excepting the federal income tax imposed under the laws of the United States and excepting state franchise and state income taxes. Any assessment which is payable in installments at the application of the Mortgagor shall, nevertheless, for the purposes of this section, be deemed due and payable by the Mortgagor in its entirety on the day the first installment becomes due and payable or a lien, unless the written approval of the Mortgagee is obtained for such installment payments of assessments.

         (b) Notwithstanding the provision of Section 3 above, the Mortgagor shall have the right to contest in good faith any of such taxes and assessments upon posting with the

Mortgagee sufficient security, reasonably satisfactory to the Mortgagee, for the payment thereof, with interest, costs and penalties, under written agreement conditioning payment of such contested taxes and assessments upon the resolution of such contest, or prior thereto if the continuance of such contest shall put the Property or any part thereof in jeopardy of tax sale or forfeiture.

     4. If at any time the United States or the State or Commonwealth in which the Real Property is located or any of their subdivisions having jurisdiction shall levy, assess or charge any tax (including, without limitation, documentary stamp or intangible tax), assessment or imposition upon this Security Instrument, the Notes, or the Indebtedness secured hereby or the interest of the Mortgagee in the Property or upon the Mortgagee by reason of or as holder of any of the foregoing, then the Indebtedness and accrued interest thereon shall be and become due and payable at the election of the Mortgagee; provided, however, that such election and the right to elect shall be unavailing if the Mortgagor lawfully may pay for such stamps or such tax, including interest and penalties thereon, to or for the benefit of the Mortgagee and the other holders of the Indebtedness, and the Mortgagor elects to pay and does, in fact, pay when payable, for all such stamps or such tax, as the case may be, including interest and penalties thereon, prior to any such election by the Mortgagee. The Mortgagor further agrees to deliver to the Mortgagee, at any time, upon demand, evidence of citizenship and such other evidence as may be required by any government agency having jurisdiction in order to determine whether the obligation secured hereby is subject to or exempt from any such tax or any other governmental filing or reporting requirement.

     5. The Mortgagor shall keep the Property free and clear from all mechanics liens and statutory liens of every kind other than taxes and permitted assessments which may be a lien but not yet due and payable and the Mortgagor will not voluntarily create or permit to be created or filed against their respective interests in the Property, or suffer to exist, any mortgage lien or other lien or liens inferior or superior to the lien of this Security Instrument (other than the lien or liens for real estate taxes and assessments not yet due and payable) or if filed, the Mortgagor will have the same discharged of record either by payment, the bonding thereof or other lawful means within 30 days after notice of filing and further, that the Mortgagor will keep and maintain the same free from all claims of all persons supplying labor, materials or services which will enter into or otherwise contribute to the construction of any and all improvements to the Property, notwithstanding by whom such labor or materials may have been contracted; provided, however, that the Mortgagor shall have the right to contest in good faith any such mechanics' lien or statutory lien upon posting with the Mortgagee sufficient security, satisfactory to the Mortgagee, for the payment thereof, with interest, costs and penalties, under written agreement conditioning payment of such contested mechanics' lien or statutory lien upon the resolution of such contest, or prior thereto if the continuance of such contest or litigation shall put the Property or any part thereof in jeopardy of foreclosure sale or forfeiture for such lien.

     6. The Mortgagor agrees that the Mortgagor shall not (i) sell, encumber (including, without limitation, by means of subordinate mortgage or lien upon the Property or any part thereof or interest therein), assign, lease or dispose of the Property or any part thereof or interest therein, except in accordance with, and to the extent permitted by, the terms and provisions of the Trust Indenture, or (ii) enter into any contract or agreement to do anything prohibited by clause (i) of this Section 6 expressly including, without limitation, any land contract, lease/purchase, lease/option or option agreement without, in each such case, first obtaining the written consent of the Mortgagee; except, however, that the Mortgagor shall have the right, without such consent, to sell individual lots included in the Property on and subject to the terms and conditions of the Trust Indenture.

     7. The Mortgagor hereby acknowledges that the Indebtedness was incurred in good faith for full value received.

     8.  The Mortgagor warrants and represents that:

          (a) The Mortgagor is not now in default under any instruments or obligations relating to the Property and no party has asserted any claim of default against the Mortgagor relating to the Property.

          (b) The execution and performance of this Security Instrument and the consummation of the transactions hereby contemplated will not result in any breach of, or constitute a default under, any mortgage, lease, bank loan, credit agreement, trust indenture or other instrument to which the Mortgagor is a party or by which it or any of its property (including, without limitation, the Property) may be bound or affected, nor do any such instruments impose or contemplate any obligations which are or may be inconsistent with any other obligations imposed on the Mortgagor under any other instrument heretofore or hereafter delivered by the Mortgagor.

          (c) As of the date hereof, there are no actions, suits or proceedings (including, without limitation, any condemnation or bankruptcy proceedings) pending or threatened against or affecting the Mortgagor or the Property, or which may adversely affect the validity or enforceability of this Security Instrument, at law or in equity, or before or by any governmental authority, except as disclosed in writing to the Lenders prior to the date of execution and delivery hereof as contemplated by the terms and provisions of the Trust Indenture, and the Mortgagor is not in default with respect to any writ, injunction, decree or demand of any court or any governmental authority affecting the Property.

          (d) The Property is not used principally or primarily for farming or agricultural purposes.

     9. (a) The Mortgagor will maintain flood insurance, if required, pursuant to a designation of the area in which the Property is located as flood prone or a flood risk area, as defined by the Flood Disaster Protection Act of 1973, as amended, as well as comply with any additional requirements of the National Flood Insurance Program as set forth in such Act.

          (b) The Mortgagor shall maintain for the mutual benefit of the Mortgagee and the Mortgagor general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Property and on, in or about the adjoining streets and passageways, such insurance to afford protection to the limits of not less than those then customarily carried with respect to real property similar in general location, use and occupancy to the Property, but in no event less than a single limit amount of $5,000,000. All of such insurance shall be primary and non-contributing with any insurance which may be carried by the Mortgagee.

          (c) In the event such coverage is provided as part of a blanket policy, then in such event the amount of the coverage specifically applicable to the Property shall be stated on the face of the policy. All insurance policies, to the extent of its interest, are to be for the benefit of and first payable in case of loss to the Mortgagee as first mortgagee without contribution and the Mortgagor shall deliver to the Mortgagee a copy of any renewal or replacement policies and original certificates thereof to the Mortgagee at such place or to such other party as the Mortgagee may, from time to time, designate in writing, before the date of such expiration or termination of any existing policy.

          (d) The Mortgagor shall give prompt written notice to the Mortgagee of the occurrence of any damage to or destruction of improvements, including equipment, in excess of $500,000.

          (e) In the event of any damage to or destruction of the Property or any part thereof all insurance proceeds to which the Mortgagor is entitled shall be applied as provided in the Indenture.

          (f) In the event of foreclosure of the lien of this Mortgage or other transfer of title or assignment of the Property in extinguishment, in whole or in part, of the Obligations, all right, title and interest of the Mortgagor in and to all proceeds then payable under any policy of insurance required by this Mortgage shall inure to the benefit of and pass to the successor in interest of the Mortgagor, or the purchaser or the Mortgagee of the Property.

          (d) All insurance policies required by this Section 9 shall contain an express provision or endorsement which states the substance of the following in a manner acceptable to the Mortgagee: "The policy of insurance shall not be cancelled, permitted to lapse by reason of non-renewal, altered, changed, amended or modified, nor shall any coverage therein be reduced, deleted, amended, modified, changed or cancelled by either the party named as the insured, or the insurance Mortgagor issuing this policy, without at least 30 days' prior written notice having been given to SunTrust, Central Florida, National Association, as Mortgagee."

     10. (a) The term "Hazardous Materials," as used in this Security Instrument, shall mean any (i) hazardous wastes and/or toxic chemicals, materials, substances or wastes as defined by the Environmental Laws set forth in Subsection 10(b); (ii) any "oil", as defined by the Clean Water Act (as defined in Subsection 10(b) below), as amended from time to time, and regulations promulgated thereunder (including crude oil or any fraction thereof); (iii) any substance, the presence of which is prohibited, regulated or controlled by any other applicable federal or state or local laws, regulations, statutes or ordinances now in force or hereafter enacted relating to waste disposal or environmental protection with respect to the exposure to, or manufacture, possession, presence, use, generation, storage, transportation, treatment, release, emission, discharge, disposal, abatement, cleanup, removal, remediation or handling; (iv) any asbestos or asbestos containing materials, polychlorinated biphenyls ("PCBs") in the form of electrical equipment, fluorescent light fixtures with ballasts, cooling oils or any other form, urea formaldehyde, atmospheric radon at levels over four picocuries per cubic liter; (v) any solid, liquid, gaseous or thermal irritant or contaminant, such as smoke, vapor, soot, fumes, alkalis, acids, chemicals, pesticides, herbicides, sewage, industrial sludge or other similar wastes; (vi) industrial, nuclear or medical by-products; and (vii) underground storage tanks (whether filled or unfilled).

          (b) The term "Environmental Laws," as used in this Section 10, shall mean all present and future laws, statutes, ordinances, rules, regulations, orders and determinations of any governmental authority, pertaining to health, protection of the environment, natural resources, conservation, wildlife, waste management, regulation of activities involving Hazardous Materials, and pollution, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("Superfund" or "CERCLA"), 42 U.S.C. SECTION 9601, ET SEQ., the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. SECTION 9601(20)(D), the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C.
SECTION 6901, ET SEQ., the Federal Water Pollution Control Act, as amended by the Clean Water Act (the "Clean Water Act"), 33 U.S.C. SECTION 1251, ET SEQ., the Clean Air Act ("CAA"), 42 U.S.C. SECTION 7401, ET SEQ., and the Toxic Substances Control Act, 15 U.S.C. SECTION 2601, ET SEQ., as amended from time to time.

          (c) The Mortgagor shall, and the Mortgagor shall cause all employees, agents, contractors and tenants of the Mortgagor and any other persons present on or occupying the Real Property to, keep and maintain the Property, including the soil and ground water thereof, in compliance with, and not cause or permit the Property, including the soil and ground water thereof, to be in violation of any Environmental Laws. Neither the Mortgagor nor any employees, agents, contractors or tenants of the Mortgagor or any other persons occupying or present on the Property shall use, generate, manufacture, store or dispose on, under or about the Property or transport to or from the Property any Hazardous Materials.

          (d) The Mortgagor immediately shall advise Mortgagee in writing of: (i) any notices from any governmental or quasi-governmental agency or authority of violation or potential violation of any Environmental Law received by the Mortgagor; (ii) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Environmental Law; (iii) all claims made or threatened by any third party against the Mortgagor or the Property relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (i) (ii) and (iii) above are hereinafter referred to as "Hazardous Materials Claims"); and (iv) discovery by the Mortgagor of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property to become contaminated by or with Hazardous Materials. Mortgagee shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have its reasonable attorneys' and consultants' fees in connection therewith paid by the Mortgagor upon demand.

          (e) The Mortgagor shall be solely responsible for, and shall indemnify, defend, and hold harmless Mortgagee, its directors, officers, employees, agents, successors and assigns from and against, any loss, damage, cost, expense or liability or whatever kind or nature, known or unknown, contingent or otherwise, directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or after the date of this Security Instrument) of Hazardous Materials on, in, under or about the Property (whether by the Mortgagor, a predecessor in title, any tenant, or any employees, agents, contractor or subcontractors of any of the foregoing or any third persons at any time occupying or present on the Property), including, without limitation: (i) personal injury; (ii) death; (iii) damage to property; (iv) all consequential damages; (v) the cost of any required or necessary repair, cleanup or detoxification of the Property, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (vi) damage to any natural resources; and (vii) all reasonable costs and expenses incurred by Mortgagee in connection with the foregoing clauses (i) through (vi), including but not limited to reasonable attorneys' and consultants' fees; provided, however, that nothing contained in this Section shall be deemed to preclude the Mortgagor from seeking indemnification from or otherwise proceeding against, any third party including, without limitation, any tenant or predecessor in title to the Property. The covenants, agreements and indemnities set forth in this Section shall be binding upon the Mortgagor and its successors and assigns, and shall survive each of repayment of the Indebtedness, foreclosure of the Property, and the Mortgagor granting a deed in lieu of foreclosure of the Property. Any costs or expenses incurred by Mortgagee for which the Mortgagor is responsible or for which the Mortgagor has indemnified Mortgagee shall be paid to Mortgagee on demand, with interest at the default rate specified in the Notes from the date incurred by Mortgagee until paid in full, and shall be secured hereby. Without Mortgagee's prior written consent, the Mortgagor shall not enter into any settlement, consent decree or other compromise in respect of any Hazardous Materials Claims.

          (f) In the event Mortgagee reasonably determines that an investigation of the Property for the presence of Hazardous Materials (an "Environmental Audit") is necessary in order to maintain the value of the Mortgagee's security in the Property, the Mortgagor shall retain, upon Mortgagee's request, or Mortgagee may retain directly, at the sole cost and expense of the Mortgagor, a licensed geologist, industrial hygienist or an environmental consultant (referred to hereinafter as the "Consultant") acceptable to Mortgagee to conduct the Environmental Audit. Mortgagee's determination to require an Environmental Audit shall be deemed reasonable at any time there is Default under the Trust Indenture or hereunder or in the event that Mortgagee has received notice of the likely existence of Hazardous Materials upon or in the Property. The Environmental Audit shall be performed in a manner reasonably calculated to discover the presence of Hazardous Materials contamination taking into consideration the known uses of the Property and property in the vicinity of the Property and any factors unique to the Property. If the Mortgagor shall fail to pay for or obtain an Environmental Audit as provided for herein, Mortgagee may, but shall not be obligated to, obtain the Environmental Audit, and the Mortgagor immediately and without demand shall repay all costs and expenses incurred by Mortgagee in connection therewith, with interest at the default rate specified in the Notes from the date of such payments or advances until paid in full, and such sums so advanced or expended, with interest as aforesaid, shall be secured hereby.

          (g) The Mortgagor shall cooperate with the Consultant and allow entry and access to all portions of the Property for the purpose of Consultant's investigation. The Mortgagor shall comply, at its sole cost and expense, with all recommendations contained in the

Environmental Audit reasonably required to bring the Property into compliance with all Environmental Laws and any recommendation for additional testing and studies to detect the quantity and types of Hazardous Materials present, if Mortgagee requires the implementation of the same.

     11. Mortgagee shall have, and is hereby granted by the Mortgagor with a warranty of further assurances, the irrevocable power to appoint a substitute trustee or trustees hereunder and to remove any or all trustees hereunder from time to time without notice, unless required by applicable law, and without specifying any reason therefor, by filing for record a deed of appointment in the office in which this Security Instrument is recorded. Such power of removal and appointment may be exercised as often and whenever Mortgagee deems it advisable, and the exercise of such power, no matter how often, shall not result in an exhaustion of such power. Upon the recordation of each such deed of appointment or removal, each trustee so appointed shall become fully vested with identically the same title and estate in and to the Property and with all the identical rights, powers, trusts and duties of his predecessor or predecessors in the Property, as if originally named as a Trustee hereunder. Whenever in this Security Instrument reference is made to Trustee, such reference shall be construed to mean the trustee or trustees for the time being, whether the original or any successor trustee. All title, estate, rights, powers, trusts and duties hereunder given, appertaining to or devolving upon Trustee shall be in each Trustee if there is more than one then serving hereunder, so that any action hereunder or purporting to be hereunder of either one of the original or any successor trustees shall for all purposes be considered to be, and shall be as effective as, the action of all trustees. The substitution of one trustee shall be sufficient even if in replacement of more than one trustee.

     12. In the event the Mortgagor shall fail to comply with any or all of its covenants, agreements, conditions and stipulations herein set forth, then the Mortgagee shall after notice to the Mortgagor be and hereby is authorized and empowered at its option, but without legal obligation to do so, to pay or perform the same without waiver of any other remedy. In addition, the Mortgagee is authorized and empowered at its option, but without legal obligation to do so, to enter, or have its agents enter, the Property whenever necessary for the purpose of inspecting the Property and curing any default hereunder. The Mortgagor agrees that the Mortgagee shall thereupon have a claim against the Mortgagor for all sums paid by the Mortgagee for such defaults so cured, together with a lien upon the Property for the sum so paid plus interest at the default rate specified in the Notes.

     13. The Mortgagor shall not commit waste upon the Property or suffer waste to be committed thereon. The Mortgagor will keep the Property in good order and repair and in compliance in all material respects with any law, regulation, ordinance or contract affecting the Property. The Mortgagor shall observe and comply with all conditions and requirements necessary to preserve and extend any and all material rights, licenses, permits (including but not limited to zoning variances, special exceptions and non-conforming uses), privileges, franchises and concessions which are applicable to the Property or which have been granted to or contracted for by the Mortgagor in connection with any existing or presently contemplated use of the Property and shall obtain and keep in full force and effect all necessary governmental and municipal approvals as may be necessary from time to time to comply in all material respects with all mining, environmental and other requirements and with any and all conditions attached to the insurance relating to the Property and the condition thereof.

     14. The Mortgagor will give the Mortgagee immediate notice of the actual or threatened commencement of any proceedings under eminent domain affecting all or any part of the Property or any easement therein or appurtenances thereof, including severance and consequential damage and change in grade of streets, and will deliver to the Mortgagee copies of any and all papers served in connection with any such proceedings. Except as provided in subsection (a) below, the Mortgagor agrees that all awards heretofore or hereafter made by any public or quasi-public authority to the present and all subsequent owners of the Property by virtue of an exercise of the right of eminent domain by such authority, including any award for taking of title, possession or right of access of a public way, or for any change of grade or streets affecting the Property, are hereby assigned to the Mortgagee and the Mortgagee at its option is hereby authorized, directed and empowered to collect and receive the proceeds of any such awards from the authorities making the same and to give proper receipts therefor. After deducting from such proceeds any expenses incurred by the Mortgagee in the collection or handling thereof, the Mortgagee shall apply the net proceeds as to the Indebtedness in such order as determined by the Mortgagee.

     The Mortgagor hereby covenants and agrees to and with the Mortgagee, upon the request of the Mortgagee to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning all such awards to the Mortgagee, free and clear and discharged of any and all encumbrances of any kind or nature whatsoever except as above stated.

     15. In the event an action shall be instituted to foreclose this Security Instrument, or prior to foreclosure but after default, the Mortgagee shall be entitled to the appointment of a receiver of the rents, issues and profits of the Property as a matter of right, with power to collect the rents, issues and profits of the Property due and becoming due during the period of default and/or the pendency of such foreclosure suit to and including the date of confirmation of the sale under such foreclosure and during the redemption period, if any, after such confirmation, such rents, issues and profits being hereby expressly assigned and pledged as security for the payment of the Indebtedness secured by this Security Instrument without regard to the value of the Property or the solvency of any person or persons liable for the payment of the Indebtedness and regardless of whether the Mortgagee has an adequate remedy at law. The Mortgagor for itself and for any subsequent owner hereby waives any and all defenses to the application for a receiver as above provided and hereby specifically consents to such appointment, but nothing herein contained is to be construed to deprive the holder of this Security Instrument of any right or remedy or privilege it may now have under the law to have a receiver appointed. The provision for the appointment of a receiver and the assignment of such rents, issues and profits is made an express condition upon which the Loans hereby secured are made. In such event, the court shall at once on application of the Mortgagee or its attorney in such action, appoint a receiver to take immediate possession of, manage and control the Property, for the benefit of the holder or holders of the Indebtedness and of any other parties in interest, with power to collect the rents, issues and profits of the Property during the pendency of such action, and to apply the same toward the payment of the several obligations herein mentioned and described, notwithstanding that the same or any part thereof is occupied by the Mortgagor or any other person. The rights and remedies herein provided for shall be deemed to be cumulative and in addition to and not in limitation of those provided by law and if there be no receiver so appointed, the Mortgagee itself may proceed to collect the rents, issues and profits from the Property. From any such rents, issues, and profits collected by the receiver or by the Mortgagee prior to a foreclosure sale, there shall be deducted the cost of collection thereof and the expenses of operation of the Property, including but not limited to real estate commissions, receiver's fee and the reasonable fees of its attorney, if any, and the Mortgagee's attorney's fees, if permitted by law, and court costs, the remainder to be applied against the Indebtedness. In the event the rents, issues and profits are not adequate to pay all tax and other expenses of operation, the Mortgagee may, but is not obligated to, advance to any receiver the amounts necessary to operate, maintain and repair, if necessary, the Property and any such amounts so advanced, together with interest thereon at the default rate specified in the Notes from and after the date of advancement, shall be secured by this Security Instrument and have the same priority of collection as the principal of the Indebtedness secured hereby.

     16. No sale of the Property, no forbearance on the part of the Mortgagee, no extension of the time for the payment of the Indebtedness and no change in the terms of the payment thereof consented to by the Mortgagee shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of the Mortgagor hereunder or the original liability of the Borrower or any other Mortgagor under any of the Indebtedness, either in whole or in part. No waiver by the Mortgagee of any breach of any covenant of the Mortgagor herein contained shall be construed as a waiver of any subsequent breach of the same or any other covenant herein contained. The failure of the Mortgagee to exercise the option for acceleration of maturity and/or foreclosure (including sale under power of sale hereunder) following any default as aforesaid or to exercise any other option granted to the Mortgagee hereunder in any one or more instances, or the acceptance by the Mortgagee of partial payments hereunder shall not constitute a waiver of any such default, nor extend or affect the grace period, if any, but such option shall remain continuously in force with respect to any unremedied or uncured default. Acceleration of maturity once claimed hereunder by the Mortgagee may, at the option of the Mortgagee, be rescinded by written acknowledgment to that effect by the Mortgagee, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity, or extend or affect the grace period, if any. The Mortgagee may pursue any of its rights without first exhausting its rights hereunder and all rights, powers and remedies conferred upon the Mortgagee herein are in addition to each and every right which the Mortgagee may have hereunder at law or equity and may be enforced concurrently therewith.

     17. If any action or proceeding be commenced, to which action or proceeding the Mortgagee is made a party by reason of the execution of this Security Instrument or the Indebtedness, or in which it becomes necessary to defend or uphold the lien of this Security Instrument, or the priority thereof or possession of the Property, or otherwise to perfect the security hereunder, or in any suit, action, legal proceeding or dispute of any kind in which the Mortgagee is made a party or appears as party plaintiff or defendant, affecting the interest created herein, or the Property, including, but not limited to, bankruptcy, probate and administration proceedings, foreclosure of this Security Instrument or any condemnation action involving the Property, all sums paid by the Mortgagee for the expense of any litigation to prosecute and defend the rights and liens created hereby shall be paid by the Mortgagor, to the extent permitted by applicable law, together with interest from the date of payment at the Default Rate. Any such sum and the interest thereon shall be immediately due and payable upon demand and be secured hereby, having the benefit of the lien hereby created, as a part hereof and its priority.

     18. Each remedy or right of the Mortgagee shall not be exclusive of but shall be in addition to every other remedy or right now or hereafter existing at law or in equity. No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently and when and as often as may be deemed expedient by the Mortgagee.

     19. Upon an Event of Default, to the extent permitted by any applicable law of Nevada, Mortgagee personally, or by the Trustee, or by their respective agents or attorneys, and without becoming a mortgagee-in-possession, may enter into and upon all or any part of the Real Property, and each and every part hereof, and may exclude the Mortgagor, its agents, and servants wholly therefrom, and having and holding the same, may use, operate, manage and control the Security or any part thereof and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon such entry, Mortgagee, at the expense of the Mortgagor, may, at Mortgagee's sole option, insure the same; and likewise, from time to time, at the expense of the Mortgagor, Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to Mortgagee may seem advisable; and in every such case Mortgagee shall have the right to manage and operate the Security and to carry on the business thereof and exercise all rights and powers of the Mortgagor with respect thereto either in the name of the Mortgagor or otherwise as it shall deem best; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements necessary to operate the Improvements or their intended purposes and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Security or any part hereof, as well as reasonable compensation for the services of Mortgagee and Trustee, and for all attorneys, consultants, agents, clerks, servants and other parties employed by Mortgagee or Trustee, Mortgagee shall apply the moneys arising as aforesaid to the Liabilities in such manner and at such times as Mortgagee shall determine in its sole discretion, when and as the same shall become payable and/or to the payment of any other sums required to be paid by the Mortgagor under this Security Instrument.

     20. (a) Upon an Event of Default, to the extent permitted by any applicable law of Nevada, Mortgagee may, with or without entry, personally or by its agents or attorneys, insofar as applicable:

          (i) Request the Trustee to sell the Property or any part thereof pursuant to the procedures provided by law at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; and/or

          (ii) Institute an action of judicial foreclosure on this Security Instrument or institute other proceedings according to law for the foreclosure hereof, and may prosecute the same to judgment, execution and sale for the collection of the Entire Indebtedness, and all interest with respect thereto, together with all taxes and insurance premiums advanced by Mortgagee and other sums payable by the Mortgagor hereunder, and all fees, costs and expenses of such proceedings, including reasonable attorneys' fees and expenses; and/or

          (iii) Take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Loan Documents or in and of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

     (b) To the extent permitted by law of Nevada, the Trustee may postpone from time to time any sale by them to be made under or by virtue of this Security Instrument by postponement at the time and place appointed for such sale or for such postponed sale or sales; and, except as otherwise provided by any applicable provision of law, the Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so postponed.

     (c) Upon the completion of any sale or sales made by the Trustee under or by virtue of this Security Instrument, Trustee shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. The Trustee shall make all the necessary conveyances, assignments, transfers and deliveries of any part of the Property and rights so sold and for that purpose the Trustee may execute all necessary instruments of conveyance, assignment and transfer. Any such sale or sales made under or by virtue of this Section 19, whether made under the power of sale herein granted or under or by virtue of judicial proceeding or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in and to the properties, interests and rights so sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under the Mortgagor.

     (d) Upon any sale, whether under the power of sale hereby given or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, except as required by law, it shall not be necessary for the Trustee or any public officer acting under execution or order of court to have present or constructive possession of any of the Property.

     (e) The recitals contained in any conveyance made by the Trustee to any purchaser at any sale made pursuant hereto or under applicable law shall be conclusive evidence of the matters therein stated, and all prerequisites to such sale shall be presumed to have been satisfied and performed.

     (f) The receipt by Trustee of the purchase money paid at any such sale, or the receipt by any other person authorized to receive the same, shall be sufficient discharge therefor to any purchaser of the property or any part thereof, sold as aforesaid, and no such purchaser, or his representatives, grantees or assigns, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

     (g) In case the liens or the Property interests hereunder shall be foreclosed by Trustee's sale or by other judicial or non-judicial action, the purchaser at any such sale shall receive, as an incident to his ownership, the right to immediate possession of the property or any part thereof, subsequent to foreclosure, the Mortgagor or the Mortgagor's successors (except tenants who have entered into subordination, non-disturbance and attornment agreements with Mortgagee) shall be considered as tenants at sufferance of the purchaser at foreclosure sale, and anyone occupying the property after demand made for possession thereof shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived to the extent permitted by law.

     (h) Should any Event of Default occur hereunder, any expenses incurred by Mortgagee in prosecuting, resolving, or settling the claim of Mortgagee shall become an additional "liability" of the Mortgagor and part of the Indebtedness secured hereby.

     (i) In the event a foreclosure hereunder shall be commenced by Mortgagee, to the extent permitted by any applicable law of Nevada, Mortgagee may at any time before the sale abandon the suit, and may then institute suit for the acceleration of the Note and for the foreclosure of the liens and the Property interest hereof. If Mortgagee should institute a suit for the acceleration of the Note and for a foreclosure of the liens and the Property interest hereof, it may at any time before the entry of a final judgment in said suit dismiss the same and proceed to sell the Property, or any part thereof, in accordance with the provisions of this Security Instrument.

     (j) The purchase money proceeds or avails of any sale made under or by virtue of this Security Instrument, together with any other sums which then may be held by Mortgagee under this Security Instrument, whether under the provisions of this Section 19 or otherwise, shall be applied in accordance with the laws of Nevada, and to the extent not inconsistent, as follows.

          (A) first, to the payment or reimbursement of the Mortgagee for all costs and expenses of such suit or suits or other enforcement activities of the Mortgagee, including, but not limited to, the costs of advertising, sale and conveyance, including attorneys', solicitors' and stenographers' fees, if permitted by law, outlays for documentary evidence and the cost of such abstract, examination of title and title report;

          (B) second, to the extent proceeds remain after the application pursuant to preceding clause (A), to reimburse the Mortgagee for all moneys advanced by the Mortgagee, if any, for any purpose authorized in this Security Instrument with interest at the default rate specified in the Notes;

          (C) third, to the extent proceeds remain after the application pursuant to preceding clause (B), an amount equal to the outstanding Indebtedness owed to the Holders shall be paid to the Mortgagee for the benefit of the Holders; and

          (D) fourth, to the extent remaining after the application pursuant to the proceeding clauses (A), (B) and (C), to the Mortgagor or to whomever may be lawfully entitled to receive such payment.

     (k) The Mortgagor shall pay all costs and expenses, including without limitation costs of title searches and title policy commitments, court costs and reasonable attorneys' fees, incurred by Mortgagee in enforcing payment and performance of the Indebtedness or in exercising the rights and remedies of Mortgagee hereunder. All such costs and expenses shall be secured by this Security Instrument and by all other lien and security documents securing the Indebtedness. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Mortgagee.

     (l) In any action by Mortgagee to recover a deficiency judgment for any balance due under the Note upon the foreclosure of this Security Instrument or in any action to recover the Indebtedness or Indebtedness secured hereby, and as a material inducement to making the loan evidenced by the Note, the Mortgagor acknowledges and agrees that the successful bid amount made at any judicial or non-judicial foreclosure sale, if any, shall be conclusively deemed to constitute the fair market value of the Property, that such bid amount shall be binding against the Mortgagor in any proceeding seeking to determine or contest the fair market value of the Property. The Mortgagor hereby waives and relinquishes any right to have the fair market value of the Property determined by a judge or jury in any action seeking a deficiency judgment or any action on the Indebtedness secured hereby, including, without limitation, a hearing to determine fair market value.

     (m) Upon any sale made under or by virtue of this Section 19, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of Borrower secured by this Security Instrument the gross sales price.

     21. The Mortgagee, in making any payment herein and hereby authorized in the place and stead of the Mortgagor (a) relating to taxes, assessments, water rates, sewer rentals and other governmental or municipal charges, fines, impositions or liens asserted against the Property, may do so according to any bill, statement or estimate procured from the appropriate public authority without inquiry into the validity thereof, or (b) relating to any adverse title, lien, statement of lien, encumbrance, claim or charge, shall be the sole judge of the validity of same; or (c) otherwise relating to any purpose herein and hereby authorized, but not enumerated in this section, may do so whenever, in its good faith judgment and discretion, such payment shall seem necessary or desirable to protect the full security intended to be created by this Security Instrument. In connection with any such payment, the Mortgagee, at its option, may and is hereby authorized to obtain a continuation report of title prepared by a title insurance Mortgagor, the cost and expenses of which shall be repayable by the Mortgagor upon demand and shall be secured hereby.

     22. The Mortgagor agrees, without affecting the liability of any person for payment of the Indebtedness or affecting the lien of this Security Instrument upon the Property or any part thereof (other than persons or property explicitly released as a result of the exercise by the Mortgagee of its rights and privileges hereunder), that the Mortgagee, without notice, and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior liens thereon, may release as to itself and this Security Instrument any part of the security described herein or any person liable for any indebtedness secured hereby, without in any way affecting the priority of the lien of this Security Instrument to the full extent of the Indebtedness remaining unpaid hereunder upon any part of the security not expressly released and may agree with any party obligated on the Indebtedness or having any interest in the security described herein to extend the time for payment of any part or all of the Indebtedness secured hereby. Such agreement shall not, in any way, release or impair the lien hereof, but shall extend the lien hereof as against the title of all parties having any interest in such security which interest is subject to such lien. In the event the Mortgagee: (a) releases, as aforesaid, any part of the security described herein or any person liable for any indebtedness secured hereby, (g) grants an extension of time for any payments of the debt secured hereby, (c) takes other or additional security for the payment thereof, or (d) waives or fails to exercise any right granted herein, in the Notes or in any related agreement, no such act or omission shall release the Mortgagor, subsequent purchasers of all or any part of the Property, any maker or surety of the Notes or any party to this Security Instrument or any related agreement under any covenant therein, or preclude the Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made or any subsequent default.

     23. If at any time the United States of America shall require internal revenue stamps to be affixed to any of the Notes or any other Indebtedness, the Mortgagor will pay (or cause the Borrower, if the Mortgagor is not the Borrower) for the same with any interest or penalties imposed in connection herewith.

     24. To the extent services are required of the Mortgagee's counsel after the date hereof, which are normally incident to the closing, amendment, alteration, and enforcement of this Security Instrument, and all provisions herein contained, the Mortgagor shall, to the extent permitted by law, pay the reasonable fees therefor, promptly upon the rendering of such a bill and delivery thereof to the Mortgagor.

     25. The Mortgagor agrees at all times to cause this Security Instrument, and each amendment or modification hereof or supplement hereto, and all assignments of leases, to be recorded, registered and filed, and kept recorded, registered and filed, in such manner and in such places as appropriate, and shall comply with all applicable statutes and regulations in order to establish, preserve and protect the security and priority of this Security Instrument, and such assignments and the rights of the Mortgagee thereunder. The Mortgagor shall pay, or cause to be paid, all taxes, fees and other charges incurred in connection with such recording, registration, filing and compliance.

     26. The Mortgagor acknowledges that it has received from the Mortgagee without charge a true and correct copy of this Security Instrument.

     27. The Mortgagee and its successors and assigns shall be entitled to all of the benefits of the indemnification provisions of the Trust Indenture.

     28. To the extent permitted by law with respect to the Indebtedness secured hereby or any renewals or extensions thereof, the Mortgagor waives and renounces any and all homestead and exemption rights, as well as the benefit of all valuation and appraisement privileges, and also moratoriums under or by virtue of the constitution and laws of the jurisdiction in which the Property is located or any other state or of the United States, now existing or hereafter enacted.

     29. All the covenants hereof shall run with the land. Nothing herein contained nor any transaction related hereto shall be construed or shall so operate, either presently or prospectively, to require the Mortgagor to pay interest at a rate greater than is now lawful in such case to contract for, but shall require payment of interest only to the extent of such lawful rate.

     30. The Mortgagor shall execute, acknowledge and deliver any and all such further acts, conveyances, documents, mortgages and assurances as the Mortgagee may reasonably require for accomplishing the purpose hereof forthwith upon the request of the Mortgagee, whether in writing or otherwise. The Mortgagor, within ten days upon request by mail, shall furnish a written statement duly acknowledged of the amount due upon this Security Instrument and the Indebtedness (both unpaid principal and accrued interest) and whether any offset or defenses exist against the Indebtedness, and any other information which might reasonably be requested in connection with the sale of the Indebtedness, or any portion thereof or interest therein, to any third party, or an audit of the Mortgagee, and which may be relied on for such purposes.

     31. Wherever notices may appropriately be given under this Security Instrument, such notices shall be in writing and shall always be treated as having adequately been given if:

          (a) when intended for the Mortgagor, five days after dispatch by Certified Mail return receipt requested, addressed to the mailing address, as set out herein or to such other address or to such other person, as the Mortgagor may from time to time, designate in writing; or

          (b) when intended for the Mortgagee, five days after dispatch by Certified Mail return receipt requested, addressed to the mailing address of the Mortgagee as set out herein or to such other address or to such other person as the Mortgagee may from time to time designate in writing.

     32. Any of the following occurrences or acts shall constitute an event of default under this Security Instrument ("Event of Default"): (a) the Company fails to pay any of the Notes or any installment thereof or interest thereon when due or when declared due, subject to any applicable grace period provided therein; (b) an Event of Default under and as defined in the Trust Indenture shall have occurred; (c) the Mortgagor (regardless of the pendency of any bankruptcy, reorganization, receivership, insolvency or other proceedings, at law, in equity or before any administrative tribunal, which have or might have the effect of preventing the Mortgagor from complying with the terms of this Security Instrument), shall fail to observe or perform any of the Mortgagor's covenants, agreements or obligations under this Security Instrument and, other than defaults in the observance or performance of its obligations under Section __ hereof, such failure shall continue for 30 days after notice; (d) a default shall occur and continue to exist after the expiration of any applicable grace period under any other document, agreement or instrument between the Company or any Subsidiary Guarantor and the Mortgagee or any Holders, with respect to any of the Indebtedness; (e) any representation contained herein or in the Trust Indenture or the Notes or made (or deemed made) by the Company or any Subsidiary Guarantor to the Mortgagee or any of the Holders in connection with any of the Indebtedness shall prove to be untrue in any material respect on the date as of which made or deemed made;
(f) the Company or any Subsidiary Guaranty shall file a voluntary petition in bankruptcy or be adjudicated a bankrupt or insolvent, or the Company or any Subsidiary Guarantor shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors or protection for creditors, or the seeking, or the consenting by the Company or any Subsidiary Guarantor to or acquiescing in the appointment of any trustee, receiver, conservator or liquidator of the Company or any Subsidiary Guarantor, as the case may be, or of all or any substantial part of the Property or any or all of the rents, issues or profits thereof, or the making of any general assignment for the benefit of creditors, or the admission in writing of its inability to pay its debts generally as they become due, or the entry by a court of competent jurisdiction of any order, judgment or decree, which is not dismissed within 60 days thereafter, approving a petition filed against the Company or any Subsidiary Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future Federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors or protection for creditors, or the appointment, which appointment is not dismissed within 60 days thereafter, of any trustee, receiver, conservator or liquidator of the Company or any such Subsidiary, as the case may be, or of all or any substantial part of the Property or of all of the rents, issues and profits thereof without the consent or acquiescence of the Mortgagee.

     33. Upon any Event of Default or any default by the Mortgagor as provided herein or in any other instrument evidencing or securing any of the Indebtedness then, in any of said events, at the option of the Mortgagee (or, as may be provided in any instrument pursuant to which any such Indebtedness is created, at the option of any holder of any such Indebtedness), the whole or any applicable portion of the Indebtedness secured hereby shall become immediately due and payable, although the period specified for the payment thereof may not have expired, anything hereinbefore or in the Notes contained to the contrary notwithstanding.

     34. The obligations of the Mortgagor under this Security Instrument shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

          (A) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any document pertaining to the Indebtedness, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

          (B) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Security Instrument except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

          (C) any furnishing of any additional security to the Mortgagee or its assignee or any acceptance thereof or any release of any security by the Mortgagee or its assignee,

          (D) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

          (E) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Company or any Subsidiary Guarantor, or any action taken with respect to this Security Instrument by any trustee or receiver, or by any court, whether or not the Mortgagor shall have notice or knowledge of any of the foregoing.

     35. Any provision of this Security Instrument which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     36. THIS SECURITY INSTRUMENT AND THE RIGHTS AND OBLIGATIONS OF THE MORTGAGOR AND THE MORTGAGEE HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEVADA.

     37. When the Indebtedness has been paid in full, this Security Instrument shall terminate, and the Mortgagee, at the request and expense of the Mortgagor, will execute and deliver to the Mortgagor a proper instrument or instruments acknowledging the satisfaction and termination of this Security Instrument.

     38. None of the terms and conditions of this Security Instrument may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Mortgagor and the Mortgagee.

     39. The Mortgagor and the Mortgagee each hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Security Instrument or the transactions contemplated hereby.

     40. IT IS SPECIFICALLY AGREED that time is of the essence with respect to this Security Instrument and that the waiver of the rights or options, or obligations secured hereby, shall not at any time thereafter be held to be abandonment of such rights. Notice of the exercise of any right or option granted to the Mortgagee herein, or in the Indebtedness secured hereby, is not required to be given.

                                   EXHIBIT "A"

That portion of the Northeast quarter of Section 1, Township 3 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

     COMMENCING at the North quarter corner of said Section 1;

     Thence South 00 degrees 53 minutes 46 seconds West, along the West line of said Northeast quarter, 45.00 feet to a point on the Southerly right of way line of Bell Road marking the POINT OF BEGINNING;

     Thence South 89 degrees 52 minutes 20 seconds East, along said right of way line, 788.10 feet;

     Thence South 00 degrees 07 minutes 40 seconds West, 94-57 feet to a point marking the beginning of a tangent curve, having a radius of 150.00 feet to the left;

     Thence Southeasterly, along the arc of said curve, through a central angle of 69 degrees 52 minutes 27 seconds, having an arc distance of 182.93 feet;

     Thence South 69 degrees 44 minutes 47 seconds East 85.64 feet to a point marking the beginning of a tangent curve, having a radius of 150.00 feet to the right;

     Thence Southeasterly, along the arc of said curve, through a central angle of 49 degrees 02 minutes 59 seconds, having an arc distance of 128.41 feet:

     Thence South 20 degrees 41 minutes 48 seconds East 46.78 feet;

     Thence South 79 degrees 15 minutes 10 seconds West 16.63 feet;

     Thence South 71 degrees 34 minutes 00 seconds West 47.46 feet,

     Thence South 73 degrees 16 minutes 09 seconds West 566.07 feet;

     Thence South 61 degrees 23 minutes 15 seconds West 547.83 feet to a point marking the intersection of the Northerly line of the Granite Reef Aqueduct with the aforementioned West line of the Northeast quarter of
Section 1;

     Thence North 00 degrees 53 minutes 46 seconds East, along said West line,
842.03 feet (record) 842.02 feet (measured) to the POINT OF BEGINNING.

STATE OF PENNSYLVANIA     )
                          )                                                  ss:
COUNTY OF Montgomery      )



     On this 6th day of July, 1998, before me, the undersigned officer, personally appeared Thomas F. Flatley, to me known, who, being by me duly sworn, did depose and say that she/he is the President of Resort Mgmt., Inc., a Delaware corporation, the corporation described in and which executed the above instrument, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purpose therein contained, by signing the name of the corporation by herself/himself in her/his authorized capacity as such officer as her/his free and voluntary act and deed and the voluntary act and deed of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.

           /s/ Frances B. Keilt
          ------------------------                Notarial seal
          Notary Public                  Frances B. Keilt, Notary Public
          Name of Notary:                Narberth Boro, Montgomery County
          My Commission Expires:       My Commission Expires April 16, 2001
                                   Member, Pennsylvania Association of Notaries

(SEAL)